AGREEMENT AND PLAN OF REORGANIZATION


     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this ____ day of ___, 2002, between Vanguard Whitehall Funds, a business trust formed under the laws of the State of Delaware with its principal place of business at P.O. Box 2600, Valley Forge, PA 19482 (the "Vanguard Trust"), on behalf of Vanguard International Explorer Fund, a series of the Vanguard Trust (the "Acquiring Fund"); Schroder Capital Funds (Delaware), a business trust formed under the laws of the State of Delaware with its principal place of business at 875 Third Avenue, 22nd Floor, New York, New York 10022 (the "Schroder Trust"), on behalf of the Schroder International Smaller Companies Fund, a series of the Schroder Trust (the "Selling Fund"); The Vanguard Group, Inc., a Pennsylvania corporation, with its principal place of business at P.O. Box 2600, Valley Forge, PA 19482 ("The Vanguard Group") (with respect to the provisions of Paragraphs 9.2 and 9.4 only); and Schroder Investment Management North America Inc., a ____ corporation, with its principal place of business at 875 Third Avenue, 22nd Floor, New York, New York 10022 ("Schroder Management") (with respect to the provisions of Paragraphs 9.2 and 9.3 only).

     This Agreement is intended to be, and is adopted as, a plan of reorganization and liquidation within the meaning of Section 368(a)(1)(F) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization of the Selling Fund (the "Reorganization") will consist of (i) the transfer of all of the assets of the Selling Fund in exchange solely for units of beneficial interest (the "Shares") of the Acquiring Fund (the "Acquiring Fund Shares"), (ii) the assumption by the Acquiring Fund of certain identified liabilities of the Selling Fund; and (iii) the distribution, after the Closing Date (as defined in paragraph 1.2 of this Agreement), of Acquiring Fund Shares to the shareholders of the Selling Fund in liquidation of the Selling Fund as provided in this Agreement, all upon the terms and conditions set out below.

     WHEREAS, the Vanguard Trust and the Schroder Trust are each registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act");

     WHEREAS, the Acquiring Fund and the Selling Fund are authorized to issue shares of beneficial interest;

     WHEREAS, the Board of Trustees, including a majority of the trustees who are not "interested persons" (as defined in the 1940 Act), of the Vanguard Trust has determined with respect to the Acquiring Fund that the exchange of all of the assets of the Selling Fund for Acquiring Fund Shares is in the best interests of the Acquiring Fund and its shareholders;

     WHEREAS, the Board of Trustees, including a majority of the trustees who are not "interested persons" (as defined under the 1940 Act), of the Schroder Trust has determined with respect to the Selling Fund that the exchange of all the assets of, and certain identified liabilities of, the Selling Fund for Acquiring Fund Shares is in the best interests of the Selling Fund and its shareholders; and

     WHEREAS, The purpose and effect of the Reorganization is to change the form of organization of the Selling Fund from a series of Schroder Trust to a series of the Vanguard Trust. It is anticipated that the Reorganization will provide long-term benefits to the Selling Fund's shareholders by immediately reducing expenses and providing access to a larger, more diverse complex of funds, which can appeal to a broader spectrum of investors, and thus increase the size and efficiency of the fund and increase the likelihood of the realization of economies of scale.

     NOW THEREFORE, in consideration of the mutual promises contained in this Agreement, the Vanguard Trust and the Schroder Trust agree as follows:


                                    ARTICLE I

Transfer of Assets of the Selling Fund in Exchange for Acquiring Fund Shares and
--------------------------------------------------------------------------------
Assumption of Certain  Identified  Selling Fund Liabilities;  Liquidation of the
                                  Selling Fund
--------------------------------------------------------------------------------

     1.1 Subject to the terms and conditions set out in this Agreement and on the basis of the representations and warranties contained in this Agreement, the Schroder Trust agrees to transfer the Selling Fund's assets in the manner set out in paragraph 1.2 of this Agreement to the Acquiring Fund, and the Vanguard Trust agrees in exchange for such assets: (a) to deliver to the Selling Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined by dividing the value of the Selling Fund's net assets, computed in the manner and as of the time and date set out in paragraph 2.1 of this Agreement, by the net asset value of one Acquiring Fund Share, computed in the manner and as of the time and date set out in paragraph 2.2 of this Agreement; and (b) to assume certain identified liabilities of the Selling Fund, as set out in paragraph 1.3 of this Agreement. Each of these transactions will take place at the closing provided for in paragraph 3.1 of this Agreement (the "Closing").

     1.2 The assets of the Selling Fund to be acquired by the Acquiring Fund will consist of all property of the Selling Fund including, without limitation, all cash, securities, commodities and futures interests, and dividend or interest receivables that are owned by the Selling Fund and any deferred or prepaid expenses shown as an asset on the books of the Selling Fund on the closing date described in paragraph 3.1 of this Agreement (the "Closing Date").

     The Schroder Trust, on behalf of the Selling Fund, shall have provided on or before the date hereof the Vanguard Trust with (a) the financial statements of the Selling Fund as of and for its most recently completed fiscal year (the "Financial Statements"), and (b) a list of all of the Selling Fund's assets as of the date of execution of this Agreement. The Schroder Trust, on behalf of the Selling Fund, represents that as of the date of the execution of this Agreement no changes have occurred in its financial position as reflected in its Financial Statements other than those occurring in the ordinary course of its business in connection with the purchase and sale of securities and the payment of its normal operating expenses. The Schroder Trust, on behalf of the Selling Fund, reserves the right to sell any of the Selling Fund's assets but will not, without the prior written approval of the Vanguard Trust, acquire any additional assets for the Selling Fund other than instruments of the type in which the Acquiring Fund is permitted to invest. The Schroder Trust, on behalf of the Selling Fund, will, within a reasonable time prior to the Closing Date, furnish the Vanguard Trust with a list of the assets, if any, on the Selling
Fund's list referred to in the first sentence of this paragraph that do not conform to the Acquiring Fund's investment objectives, policies and restrictions. In the event that the Selling Fund holds any assets that the Acquiring Fund may not hold, the Selling Fund will use its best efforts to dispose of such assets prior to the Closing Date.

     1.3 The Schroder Trust, on behalf of the Selling Fund, will seek to discharge all of the Selling Fund's known liabilities and obligations prior to the Closing Date, other than those liabilities and obligations that would otherwise be discharged at a later date in the ordinary course of the Selling Fund's business. Except as specifically provided in this paragraph 1.3, the Acquiring Fund will assume the liabilities, expenses, costs, charges and reserves reflected on a Statement of Assets and Liabilities of the Selling Fund (as defined in paragraph 4.1(g)) prepared on behalf of the Selling Fund, as of the Valuation Date (as defined in paragraph 2.1 of this Agreement), in accordance with generally accepted accounting principles consistently applied from the prior audited period (hereinafter the "Liabilities"). The Acquiring Fund will assume only those Liabilities of the Selling Fund reflected in the Statement of Assets and Liabilities and will not, except as specifically provided in this paragraph 1.3, assume any other contingent, unknown, or unaccrued liabilities, all of which will remain the obligation of the Selling Fund.

     1.4 As provided in paragraph 3.4 of this Agreement, as soon after the Closing Date as is practicable (the "Liquidation Date"), the Selling Fund will liquidate and distribute on a proportionate basis to the Selling Fund's shareholders of record determined as of the close of business on the Closing Date (the "Selling Fund Shareholders") the Acquiring Fund Shares it receives pursuant to paragraph 1.1 of this Agreement. This liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Selling Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Selling Fund Shareholders representing the respective proportionate number of Acquiring Fund Shares due those shareholders. All issued and outstanding Shares of the Selling Fund ("Selling Fund Shares") will simultaneously be canceled on the books of the Selling Fund. The Acquiring Fund will not issue certificates representing the Acquiring Fund's Shares in connection with the exchange of Acquiring Fund Shares for shares of the Selling Fund.

     1.5 After the Reorganization, ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund's current prospectus and statement of additional information.

     1.6 After  distribution  of the Acquiring Fund Shares pursuant to paragraph
1.4 of this Agreement, the Selling Fund will be liquidated promptly and terminated as a series of the Schroder Trust ("Termination Date"). In addition, the Schroder Trust will as soon as practicable after the Termination Date take all other actions in connection with the termination of the Selling Fund as required by applicable law.

     1.7 Any reporting responsibility of the Selling Fund to any public authority is and will remain the responsibility of the Selling Fund up to and including the Closing Date and the Termination Date.

     1.8 Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of Selling Fund Shares on the books of the Selling Fund as of that time will, as a condition of the issuance and transfer, be paid by the person to whom the Acquiring Fund Shares are to be issued and transferred.


                                   ARTICLE II

                                    Valuation
                                    ---------

     2.1 The value of the Selling Fund's assets to be acquired under this Agreement will be the value of the assets computed as of the close of regular trading on the New York Stock Exchange, Inc. (the "NYSE") on the Closing Date (the time and date being referred to as the "Valuation Date" for purposes of this Agreement), using the valuation procedures set out in the Selling Fund's then-current prospectus and/or statement of additional information.

     2.2 The net asset value of the Acquiring Fund Shares will be the net asset value per share computed as of the Valuation Date, using the valuation procedures set out in the Acquiring Fund's then-current prospectus and/or statement of additional information.

     2.3 The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Selling Fund's net assets will be determined by dividing the value of the net assets of the Selling Fund determined using the same valuation procedures referred to in paragraph 2.1 of this Agreement by the net asset value per share of the Acquiring Fund determined in accordance with paragraph 2.2 of this Agreement.

     2.4 All computations of value will be made in accordance with the regular practices of the Vanguard Trust, subject to this Article II.


                                   ARTICLE III

                            Closing and Closing Date
                            ------------------------

     3.1 The Closing Date for the Reorganization will be _________, 2002, or such other date agreed to in writing by the Vanguard Trust and the Schroder Trust. All acts taking place at the Closing will be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise provided. The Closing will be held as of 4:00 p.m., at the offices of the Vanguard Trust, 100 Vanguard Blvd., Malvern, PA 19355, or at such other time and/or place agreed to by the Vanguard Trust and the Schroder Trust.

     3.2 The custodian for the Acquiring Fund (the "Custodian") will deliver at the Closing a certificate of an authorized officer stating that: (a) the Selling Fund's portfolio securities, cash and any other assets have been delivered in proper form to the Acquiring Fund prior to or on the Closing Date, and (b) all necessary taxes, including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment has been made, in conjunction with the delivery of portfolio securities.

     3.3 In the event that on the Valuation Date (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Selling Fund is closed to trading or trading on the market is restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere is disrupted so that accurate appraisal of the value of the net assets of the Acquiring

Fund or the Selling Fund is impracticable, the Closing Date will be postponed until the first business day after the day when normal trading has fully resumed and reporting has been restored.

     3.4 The Schroder Trust, on behalf of the Selling Fund, will deliver at the Closing a list of the names and addresses of the Selling Fund Shareholders and the number of outstanding Selling Fund Shares owned by each such shareholder immediately prior to the Closing or provide evidence that the information has been provided to the Acquiring Fund's transfer agent. The Vanguard Trust, on behalf of the Acquiring Fund, will issue and deliver a confirmation evidencing that the Acquiring Fund Shares have been credited to the Selling Fund's account on the Closing Date to the Secretary of the Schroder Trust or provide evidence satisfactory to the Schroder Trust that the Acquiring Fund Shares have been credited to the Selling Fund's account on the books of the Acquiring Fund. At the Closing, each party to this Agreement will deliver to the other party such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as the other party or its counsel may reasonably request.


                                   ARTICLE IV

                         Representations and Warranties
                         ------------------------------

     4.1 The Schroder Trust, on behalf of the Selling Fund, represents and warrants to the Vanguard Trust as follows:

          (a) The Selling Fund is an investment series of the Schroder Trust, a business trust duly organized, validly existing, and in good standing under the laws of the State of Delaware;

          (b) The Schroder Trust is a registered open-end management investment company and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the 1940 Act is in full force and effect;

          (c) The Schroder Trust is not, and the execution, delivery, and performance of this Agreement (subject to approval of the Selling Fund Shareholders) will not result, in a violation of any provision of its

     Declaration of Trust or any material agreement, indenture, instrument, contract, lease or other undertaking to which the Schroder Trust on behalf of itself or on behalf of the Selling Fund is a party or by which its property is bound;

          (d) The Schroder Trust will turn over all of the books and records relating to the Selling Fund (including all books and records required to be maintained under the 1940 Act and the Code and the rules and regulations under the 1940 Act and the Code) to the Vanguard Trust at the Closing;

          (e) The Schroder Trust has no contracts or other commitments (other than this Agreement) with respect to the Selling Fund that will be terminated with liability to the Schroder Trust prior to the Closing Date;

          (f) Except as previously disclosed in writing to and accepted by the Vanguard Trust, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending, or to the Schroder Trust's knowledge, threatened against the Schroder Trust in connection with the Selling Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect the Schroder Trust's financial condition or the conduct of its business. The Schroder Trust knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or the business of the Selling Fund or the Schroder Trust's ability to consummate the transactions contemplated by this Agreement;

          (g) The statements of assets and liabilities of the Schroder Trust relating to the Selling Fund for the period beginning with commencement of the Selling Fund and ending on [Date] have been audited by
     PricewaterhouseCoopers LLP, certified public accountants, and are in accordance with generally accepted accounting principles consistently applied, and those statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of such dates, and no known contingent liabilities of the Selling Fund exist as of such dates that are not disclosed in those statements;

          (h) Since [Date], no material adverse change has occurred in the Selling Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Selling Fund of indebtedness maturing more than one year from the date that such indebtedness was incurred, except as otherwise disclosed to and accepted by the Vanguard Trust. For the purposes of this subparagraph (h), a decline in net asset value per share or the total assets of the Selling Fund in the ordinary course of business does not constitute a material adverse change;

          (i) At the Closing Date, all federal and other tax returns and other reports or filings with respect to the Selling Fund required by law to have been filed by the Closing Date will have been filed (including, without limitation, tax returns for the Selling Fund's fiscal year ended October 31, 2001), and all federal and other taxes will have been paid so far as due, or provision will have been made for the payment of those taxes and, to the best of the Schroder Trust's knowledge, no such tax return is currently under audit and no assessment has been asserted with respect to such a return;

          (j) For each of its prior fiscal years of operation and for each subsequent quarter end of the current fiscal year, the Schroder Trust has met the requirements of Subchapter M of the Code for qualification and treatment of the Selling Fund as a regulated investment company; and all of the Selling Fund's issued and outstanding shares have been offered and sold in compliance in all material respects with applicable federal and state securities laws;

          (k) At the date of this Agreement, all issued and outstanding Selling Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. All of the issued and outstanding Selling Fund Shares will, at the time of Closing, be held by the persons and in the amounts set out in the records of the Schroder Trust's transfer agent as provided in paragraph 3.4 of this Agreement. The Schroder Trust does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Selling Fund's Shares, nor is any security convertible into any of the Selling Fund's shares currently outstanding;

          (l) At the Closing Date, the Schroder Trust will have good and marketable title to the Selling Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 of this Agreement, and full right, power and authority to sell, assign, transfer and deliver the assets under the terms and conditions of this Agreement and, upon delivery and payment for the assets, the Acquiring Fund will acquire good and marketable title to them, subject to no restrictions on the full transfer of the assets, including such restrictions as might arise under the Securities Act of 1933, as amended (the "1933 Act"), other than as disclosed to the Vanguard Trust;

          (m) The execution, delivery and performance of this Agreement has been duly authorized by all necessary actions on the part of the Schroder Trust's Board of Trustees and, subject to the approval of the Selling Fund Shareholders, this Agreement will constitute a valid and binding obligation of the Schroder Trust, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

          (n) The information to be furnished by the Schroder Trust for use in no-action letters, applications for exemptive orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated by this Agreement will be accurate and complete in all material respects and will comply in all material respects with federal securities and other laws and regulations under those laws applicable to those transactions;

          (o) The proxy statement of the Selling Fund (the "Proxy Statement") to be included in the Registration Statement referred to in paragraph 5.7 of this Agreement (insofar as it relates to the Selling Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated in the Proxy Statement or necessary to make the statements in the Proxy Statement, in light of the circumstances under which the statements were made, not materially misleading; and

          (p) The current prospectus and statement of additional information filed with the Commission as part of the Schroder Trust's registration statement on Form N-1A, insofar as they relate to the Selling Fund, conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations under those Acts and do not include any untrue statement of a material fact or omit to state any material fact required to be stated in that registration statement or necessary to make the statements in the registration statement, in light of the circumstances under which they were made, not misleading.

     4.2 The Vanguard Trust, on behalf of the Acquiring Fund, represents and warrants to the Schroder Trust as follows:

          (a) The Acquiring Fund is an investment series of a business trust, duly organized, validly existing and in good standing under the laws of the State of Delaware;

          (b) The Vanguard Trust is a registered open-end management investment company and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

          (c) The current prospectus and statement of additional information filed as part of the Vanguard Trust's registration statement on Form N-1A, which will become effective prior to the Closing Date, insofar as they relate to the Acquiring Fund (the "Vanguard Trust Registration Statement") conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated in the Vanguard Trust Registration Statement or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

          (d) The Vanguard Trust is not, and the execution, delivery and performance of this Agreement will not result, in a violation of its Declaration of Trust or any material agreement, indenture, instrument, contract, lease or other undertaking to which the Vanguard Trust on behalf of itself or on behalf of the Acquiring Fund is a party or by which it is bound;

          (e) Except as previously disclosed in writing to and accepted by the Schroder Trust, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Vanguard Trust's knowledge, threatened against the Vanguard Trust in connection with the Acquiring Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect the Vanguard Trust's financial condition or the conduct of its business. The Vanguard Trust knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or the business of the Acquiring Fund or the Vanguard Trust's ability to consummate the transactions contemplated in this Agreement;

          (f) Since the inception of the Acquiring Fund, no material adverse change has occurred with respect to the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date that such indebtedness was incurred, except as otherwise disclosed to and accepted by the Schroder Trust. For the purposes of this subparagraph (f), a decline in net asset value per share or the total assets of the Acquiring Fund in the ordinary course of business does not constitute a material adverse change;

          (g) At the Closing Date, all federal and other tax returns and reports with respect to the Acquiring Fund required by law to have been filed by the Closing Date will have been filed, and all federal and other taxes will have been paid so far as due, or provision will have been made for the payment of those taxes;

          (h) The Vanguard Trust intends to meet the requirements of Subchapter M of the Code for qualification and treatment of the Acquiring Fund as a regulated investment company in the future;

          (i) At the date of this Agreement, all issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, with no personal liability attaching to the ownership of those shares. The Vanguard Trust does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is any security convertible into any Acquiring Fund Shares currently outstanding;

          (j) The execution, delivery and performance of this Agreement has been duly authorized by all necessary actions, if any, of the Vanguard Trust's Board of Trustees, and this Agreement will constitute a valid and binding obligation of the Vanguard Trust enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

          (k) The Acquiring Fund Shares to be issued and delivered to the Selling Fund, for the account of the Selling Fund Shareholders, under the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable with no personal liability attaching to the ownership of those shares;

          (l) The information to be furnished by the Vanguard Trust for use in no-action letters, applications for exemptive orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated in this Agreement will be accurate and complete in all material respects and will comply in all material respects with federal securities and other laws and regulations applicable to those transactions;

          (m) The Registration Statement referred to in paragraph 5.7 of this Agreement and the Proxy Statement to be included in the Registration
     Statement (insofar as it relates to the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated in the Proxy Statement or necessary to make the statements in the Proxy Statement, in light of the circumstances under which such statements were made, not materially misleading; and

          (n) The Vanguard Trust agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and the 1940 Act as it may deem appropriate in order to continue the operations of the Acquiring Fund after the Closing Date.


                                    ARTICLE V

              Covenants of the Acquiring Fund and the Selling Fund
              ----------------------------------------------------

     5.1 The Vanguard Trust will operate the business of the Acquiring Fund, and the Schroder Trust will operate the business of the Selling Fund, in the ordinary course between the date of this Agreement and the Closing Date. The Vanguard Trust and the Schroder Trust agree for purposes of this Agreement that the declaration and payment of customary dividends and distributions will be considered to have been paid in the ordinary course of business.

     5.2 The Schroder Trust, on behalf of the Selling Fund, will call a meeting of its shareholders to consider and act upon this Agreement and to take all other actions in coordination with the Vanguard Trust necessary to obtain approval of the transactions contemplated by this Agreement.

     5.3 The Schroder Trust, on behalf of the Selling Fund, covenants that the Acquiring Fund Shares to be issued under this Agreement are not being acquired for the purpose of making any distribution other than in accordance with the terms of this Agreement.

     5.4 The Schroder Trust, on behalf of the Selling Fund, will assist the Vanguard Trust in obtaining all information on record with the Selling Fund's transfer agent that the Vanguard Trust reasonably requests concerning the beneficial ownership of the Selling Fund's Shares.

     5.5 Subject to the provisions of this Agreement, the Vanguard Trust and the Schroder Trust each will take, or cause to be taken, all action, and do, or cause to be done, all actions reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

     5.6 Prior to the Closing Date, the Schroder Trust will furnish to the Vanguard Trust copies of the tax returns for the Selling Fund which were filed on its behalf for its immediately preceding five taxable years, together with certification by the Selling Fund's President and Treasurer that, to the best of their knowledge, they are correct and complete insofar as relevant to the determination of earnings and profits of the Selling Fund for such time period.

     5.7 The Schroder Trust, on behalf of the Selling Fund, will provide the Vanguard Trust with information reasonably necessary for the preparation of a prospectus (the "Prospectus") that will include the Proxy Statement referred to in paragraphs 4.1(o) and 4.2(m) of this Agreement, all to be included in a registration statement on Form N-14 of the Vanguard Trust (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934 (the "1934 Act") and the 1940 Act in connection with the meeting of the Selling Fund's shareholders to consider approval of this Agreement and the transactions contemplated by this Agreement.

     5.8 As promptly as practicable, but in any case within thirty days of the Closing Date, the Schroder Trust, on behalf of the Selling Fund, will furnish the Vanguard Trust with a statement containing information required for purposes of complying with Rule 24f-2 under the 1940 Act. A notice pursuant to Rule 24f-2 will be filed by the Acquiring Fund offsetting redemptions by the Selling Fund during the fiscal year ending on or after the Closing Date against sales of the Acquiring Fund Shares; and the Schroder Trust agrees that it will not net redemptions during that period by the Selling Fund against sales of shares of any other series of the Schroder Trust.

     5.9 As promptly as practicable, but in any case within the period required by applicable law or regulation, the Schroder Trust, on behalf of the Selling Fund, will file all federal and other tax returns and other reports or filings with respect to the Selling Fund required by applicable law or regulation to be filed.


                                   ARTICLE VI

          Conditions Precedent to the Obligations of the Schroder Trust
          -------------------------------------------------------------

     The obligations of the Schroder Trust to consummate the transactions provided for in this Agreement will be subject, at its election, to the performance by the Vanguard Trust of all obligations to be performed by it under this Agreement on or before the Closing Date and, in addition to those obligations to the following specific conditions:

     6.1 All representations and warranties of the Vanguard Trust contained in this Agreement will be true and correct in all material respects as of the date of this Agreement and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

     6.2 The Vanguard Trust will have delivered to the Schroder Trust a certificate executed in its name by its Chief Executive Officer, President or Vice President and its Secretary, Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Schroder Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Vanguard Trust made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Schroder Trust may reasonably request.

     6.3 The Schroder Trust will have received on the Closing Date a favorable opinion from Morgan, Lewis & Bockius, LLP, counsel to the Vanguard Trust, dated as of the Closing Date, in a form reasonably satisfactory to the Schroder Trust, covering the following points:

     (a) the Acquiring Fund is a separate series of the Vanguard Trust, a business trust duly organized, validly existing and in good standing under the laws of the State of Delaware and the Vanguard Trust has the corporate power to own all of the Acquiring Fund's properties and assets and to carry on the Acquiring Fund's business as presently conducted;

     (b) the Vanguard Trust is registered as an investment company under the 1940 Act, and, to such counsel's knowledge, the Fund's registration with the Commission as an investment company under the 1940 Act is in force and effect with respect to the Acquiring Fund;

     (c) this Agreement has been duly authorized, executed and delivered by the Vanguard Trust and, assuming that the Prospectus, Registration Statement and Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations under those laws and, assuming due authorization, execution and delivery of the Agreement by the Schroder Trust, is a valid and binding obligation of the Vanguard Trust enforceable against the Vanguard Trust in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles;

     (d) the Acquiring Fund Shares to be issued to the Selling Fund's shareholders as provided by this Agreement are duly authorized and upon delivery will be validly issued and outstanding and are fully paid and non-assessable with no personal liability attaching to ownership of the Shares, and no shareholder of the Acquiring Fund has any preemptive rights to subscription or purchase in respect of the Shares;

     (e) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Vanguard Trust's Declaration of Trust or in a material violation of any provision of any agreement relating to the Acquiring Fund (known to such counsel) to which the Vanguard Trust is a party or by which it or its properties are bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Vanguard Trust is a party or by which it or its properties are bound;

     (f) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or State of Delaware is required for the consummation by the Vanguard Trust of the actions contemplated in this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act;

     (g) the descriptions in the Proxy Statement, insofar as they relate to the Vanguard Trust, the Acquiring Fund, or The Vanguard Group of statutes, legal and governmental proceedings, investigations, orders, decrees or judgments of any court or governmental body in the United States, and contracts and other documents, if any, are accurate in all material respects and fairly present the information required to be shown;

     (h) such counsel does not know of any legal, administrative or governmental proceedings, investigation, order, decree or judgment of any court or governmental body, insofar as they relate to the Vanguard Trust or the Acquiring Fund or its assets or properties, pending, threatened or otherwise existing on or before the effective date of the Registration Statement or the Closing Date, which are required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement that are not described and filed as required; and

     (i) the Vanguard Trust Registration Statement is effective under the 1933 Act and the 1940 Act and no stop-order suspending its effectiveness or order pursuant to section 8(e) of the 1940 Act has been issued.

     Counsel also will state that they have participated in conferences with officers and other representatives of the Vanguard Trust at which the contents of the Proxy Statement, the Vanguard Trust Registration Statement and related matters were discussed and, although they are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Proxy Statement and the Vanguard Trust Registration Statement (except to the extent indicated in paragraph (g) of their above opinion), on the basis of the foregoing information (relying as to materiality upon the opinions of officers and other representatives of the Vanguard Trust), they do not believe that the Proxy Statement and the Vanguard Trust Registration Statement as of their respective dates, as of the date of the Selling Fund's shareholders' meeting, and as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated in the Proxy Statement and the Vanguard Trust Registration Statement or necessary to make the statements in the Proxy Statement and the Vanguard Trust Registration Statement in the light of the circumstances under which they were made not misleading.

     The opinion may state that counsel does not express any opinion or belief as to the Financial Statements or other financial data, or as to the information relating to the Schroder Trust or the Selling Fund, contained in the Proxy Statement, Registration Statement or the Vanguard Trust Registration Statement, and that the opinion is solely for the benefit of the Schroder Trust and its directors and officers. Such counsel may rely as to matters governed by the laws of the State of Delaware on an opinion of local counsel and/or certificates of officers or directors of the Acquiring Fund. The opinion also will include such other matters incident to the transaction contemplated by this Agreement, as the Schroder Trust may reasonably request.

     In this paragraph 6.3, references to the Proxy Statement include and relate only to the text of such Proxy Statement and not, except as specifically stated above, to any exhibits or attachments to the Proxy Statement or to any documents incorporated by reference in the Proxy Statement.


                                   ARTICLE VII

          Conditions Precedent to the Obligations of the Vanguard Trust
          -------------------------------------------------------------

     The obligations of the Vanguard Trust to complete the transactions provided for in this Agreement will be subject, at its election, to the performance by the Schroder Trust of all the obligations to be performed by it under this Agreement on or before the Closing Date and, in addition to those obligations, the following conditions:

     7.1 All representations and warranties of the Schroder Trust contained in this Agreement will be true and correct in all material respects as of the date of this Agreement and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     7.2 The Schroder Trust will have delivered to the Vanguard Trust a statement of the Selling Fund's assets and liabilities, together with a list of the Selling Fund's portfolio securities showing the tax costs (and, if different from tax costs, book costs) of those securities by lot and the holding periods of the securities, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Schroder Trust;

     7.3 The Schroder Trust will have delivered to the Vanguard Trust on the Closing Date a certificate executed in its name, and on behalf of the Selling Fund, by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Vanguard Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Schroder Trust made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Vanguard Trust shall reasonably request; and

     7.4 The Vanguard Trust will have received on the Closing Date a favorable opinion of Ropes & Gray, counsel to the Schroder Trust, dated as of the Closing Date, in a form reasonably satisfactory to the Vanguard Trust, covering the following points:

     (a) the Selling Fund is a separate investment series of the Schroder Trust, a business trust that is duly organized, validly existing and in good standing under the laws of the State of Delaware and the Schroder Trust has the corporate power to own all of the Selling Fund's properties and assets and to carry on the Selling Fund's business as presently conducted;

     (b) the Schroder Trust is registered as an investment company under the 1940 Act and, to such counsel's knowledge, the Schroder Trust's registration with the Commission as an investment company under the 1940 Act is in force and effect with respect to the Selling Fund;

     (c) this Agreement has been duly authorized, executed and delivered by the Schroder Trust and, assuming that the Prospectus, the Registration Statement and the Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations under those laws and, assuming due authorization, execution and delivery of the Agreement by the Vanguard Trust, is a valid and binding obligation of the Schroder Trust enforceable against the Schroder Trust in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws relating to or affecting creditors, rights generally and to general equity principles;

     (d) the execution and delivery of the Agreement did not, and the consummation of the transactions contemplated by this Agreement will not, result in a violation of the Schroder Trust's Declaration of Trust or a material violation of any provision of any agreement (known to such counsel) to which the Schroder Trust is a party or by which it or its properties are bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment or decree to which the Schroder Trust is a party or by which it or its properties are bound;

     (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or State of Delaware is required for the consummation by the Schroder Trust of the transactions contemplated in this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act;

     (f) counsel does not know of any legal, administrative or governmental proceedings, investigation, order, decree or judgment of any court or governmental body, only insofar as they relate to the Schroder Trust or its respective assets or properties, pending, threatened or otherwise existing on or before the effective date of the Registration Statement or the Closing Date, which are required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement that are not described and filed as required or that materially and adversely affect the Selling Fund's business.

     The opinion may state that counsel does not express any opinion or belief as to the Financial Statements or other financial data, or as to the information relating to the Vanguard Trust or the Acquiring Fund, contained in the Proxy Statement or the Registration Statement, and that such opinion is solely for the benefit of the Vanguard Trust and its directors and officers. The opinion also will include such other matters incident to the transaction contemplated by this Agreement as the Fund may reasonably request.

     In this paragraph 7.4, references to the Proxy Statement include and relate only to the text of the Proxy Statement and not to any exhibits or attachments to the Proxy Statement or to any documents incorporated by reference in the Proxy Statement.

     7.5 The Vanguard Trust will have received on the Closing Date a favorable opinion of the General Counsel of Schroder Fund Advisors Inc. ("SFA") and Secretary to the Schroder Trust (the "Schroder Officer"), dated as of the Closing Date, in a form reasonably satisfactory to the Vanguard Trust, that the description of the Schroder Trust, the Selling Fund, and Schroder Management in the Proxy Statement is accurate in all material respects and fairly present the information required to be shown.

     The Schroder Officer also will state that such person has participated in conferences with officers and other representatives of the Schroder Trust at which the contents of the Proxy Statement and related matters were discussed and, although such person is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Proxy Statement (except to the extent indicated in this paragraph 7.5), on the basis of the foregoing information (relying as to materiality to a large extent upon the opinions of officers and other representatives of the Schroder Trust), she does not believe that the Proxy Statement as of its date, as of the date of the Selling Fund's shareholder meeting, and as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated in the Proxy Statement regarding the Selling Fund or necessary in the light of the circumstances under which they were made, to make the statements in the Proxy Statement regarding the Selling Fund not misleading. The opinion referred to in this paragraph 7.5 shall be given by the Schroder Officer solely in her capacity as an officer of SFA and the Schroder Trust, and not personally.

     In this paragraph 7.5, references to the Proxy Statement include and relate only to the text of the Proxy Statement and not to any exhibits or attachments to the Proxy Statement or to any documents incorporated by reference in the Proxy Statement.

     7.6 The Vanguard Trust will have received from PricewaterhouseCoopers LLP a letter addressed to the Vanguard Trust dated as of the effective date of the Registration Statement in form and substance satisfactory to the Vanguard Trust, to the effect that:

     (a) they are independent public accountants with respect to the Schroder Trust within the meaning of the 1933 Act and the applicable regulations under the 1933 Act;

     (b) in their opinion, the Financial Statements and Financial Highlights of the Selling Fund included or incorporated by reference in the Registration Statement and reported on by them comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the rules and regulations under the 1933 Act; and

     (c) on the basis of limited procedures agreed upon by the Vanguard Trust and the Schroder Trust and described in the letter (but not an examination in accordance with generally accepted auditing standards), the specified information relating to the Selling Fund appearing in the Registration Statement and the Proxy Statement has been obtained from the accounting records of the Selling Fund or from schedules prepared by officers of the Schroder Trust having responsibility for financial and reporting matters and the information is in agreement with these records, schedules or computations made from those documents.

     7.7 The Schroder Trust will have delivered to the Vanguard Trust copies of Financial Statements of the Selling Fund as of and for its most recently completed fiscal year.

     7.8 The Vanguard Trust shall have received from PricewaterhouseCoopers LLP a letter addressed both to the Vanguard Trust and the Schroder Trust, dated as of the Closing Date, stating that, as of a date no more than three (3) business days prior to the Closing Date, PricewaterhouseCoopers LLP performed limited procedures and that on the basis of those procedures it confirmed the matters set forth in paragraph 7.6(c).


                                  ARTICLE VIII

                 Further Conditions Precedent to Obligations of
                    the Acquiring Fund and the Selling Fund
              ----------------------------------------------------

     8.1 The Agreement and the transactions contemplated in the Agreement will have been approved by the requisite vote of the holders of the outstanding shares of the Selling Fund in accordance with the provisions of the Schroder Trust's Declaration of Trust and applicable law and certified copies of the votes evidencing the approval will have been delivered to the Acquiring Fund.

     8.2 On the Closing Date, no action, suit or other proceeding will be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated by this Agreement. On the Closing Date, the Commission will not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act, and no action, suit or other proceeding will be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated by this Agreement.

     8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state blue sky and securities authorities, including no-action positions of and exemptive orders from federal and state authorities) deemed necessary by the Vanguard Trust or the Schroder Trust to permit consummation, in all material respects, of the transactions contemplated by this Agreement will have been obtained, except if the failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Selling Fund, provided that either the Vanguard Trust or the Schroder Trust may for itself waive any of the conditions in this paragraph 8.3.

     8.4 The Vanguard Trust Registration Statement and the Registration Statement will each have become effective under the 1933 Act and no stop orders suspending the effectiveness of the Vanguard Trust Registration Statement and the Registration Statement will have been issued and, to the best knowledge of the Vanguard Trust or the Schroder Trust, no investigation or proceeding for that purpose will have been instituted or be pending, threatened or contemplated under the 1933 Act.

     8.5 The parties will have received a favorable opinion of Morgan, Lewis & Bockius, LLP,, addressed to, and in form and substance satisfactory to the Schroder Trust substantially to the effect that, provided the acquisition contemplated hereby is carried out in accordance with this Agreement and based upon customary certificates with respect to matters of fact from the officers of the Schroder Trust and the Vanguard Trust, that for federal income tax purposes:

     (a) the transfer of all or substantially all of the Selling Fund's assets in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities of the Selling Fund will constitute a "reorganization" within the meaning of Section 368(a)(1)(F) of the Code and the Acquiring Fund and the Selling Fund are each a "party to a reorganization" within the meaning of
Section 368(b) of the Code; (b) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Selling Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities of the Selling Fund; however, no opinion will be expressed as to whether any accrued market discount will be required to be recognized as ordinary income; (c) no gain or loss will be recognized by the Selling Fund upon the transfer of the Selling Fund's assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities of the Selling Fund or upon the distribution of the Acquiring Fund Shares to the Selling Fund's shareholders in exchange for their shares of the Selling Fund; (d) no gain or loss will be recognized by shareholders of the Selling Fund upon the exchange of their Selling Fund Shares for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities of the Selling Fund; (e) the aggregate tax basis for the Acquiring Fund Shares received by each of the Selling Fund Shareholders pursuant to the Reorganization will be the same as the aggregate tax basis of the Selling Fund Shares held by the shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund Shares to be received by each Selling Fund shareholder will include the period during which the Selling Fund Shares exchanged for the Acquiring Fund Shares were held by the shareholder (provided that the Selling Fund Shares were held as capital assets on the date of the Reorganization); and
(f) the tax basis of the Selling Fund's assets acquired by the Acquiring Fund will be the same as the tax basis of the assets to the Selling Fund immediately prior to the Reorganization, and the holding period of the assets of the Selling Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Selling Fund.

     Notwithstanding anything in this Agreement to the contrary, neither the Vanguard Trust nor the Schroder Trust may waive the conditions set out in this paragraph 8.5.

                                   ARTICLE IX

                  Brokerage Fees and Expenses; Other Agreements
                  ---------------------------------------------

     9.1 The Vanguard Trust represents and warrants to the Schroder Trust, and the Schroder Trust represents and warrants to the Vanguard Trust, that no brokers or finders or other entities are entitled to receive any payments in connection with the transactions provided for in this Agreement.

     9.2 The Vanguard Group, the Schroder Trust and Schroder Management shall each bear the fees, costs, and expenses incurred in connection with the transactions contemplated by this Agreement in the manner set forth in the Fund Sponsorship Agreement, dated February 4, 2002, to which The Vanguard Group and Schroder Management are parties; provided, however, that (i) the Acquiring Fund shall bear the fees, costs, and expenses of PricewaterhouseCoopers LLP in performing the audit of the financial statements of the Selling Fund and the Acquiring Fund for the fiscal year ending October 31, 2002, and (ii) the fees, costs, and expenses of PricewaterhouseCoopers LLP in performing the limited procedures and issuing the related letter pursuant to paragraphs 7.6 and 7.8 (the "Limited Procedures Expenses") shall be shared equally by The Vanguard Group and the Schroder Trust.

     9.3 (a) Schroder Management will indemnify and hold harmless the Vanguard Trust, the Acquiring Fund, The Vanguard Group, their directors, officers, employees, and affiliates (each, a "Vanguard Indemnified Party"), from and against any and all damages, costs and expenses (including reasonable attorney's fees and costs) incurred by any of them as a result of any breach or failure of the Schroder Trust's representations or warranties under this Agreement, or as a result of any willful misconduct or gross negligence by the Schroder Trust in the performance (or failure to perform) of the Schroder Trust's obligations under this Agreement.

     (b) Schroder Management's agreement to indemnify a Vanguard Indemnified Party pursuant to this paragraph 9.3 is expressly conditioned upon Schroder Management's being promptly notified of any action or claim brought against any Vanguard Indemnified Party after that party receives notice of the action. The failure of a Vanguard Indemnified Party to notify Schroder Management will not relieve Schroder Management from any liability that Schroder Management may have otherwise than on account of this indemnification agreement.

     (c) In case any action or claim is brought against any Vanguard Indemnified Party and that party timely notifies Schroder Management of the commencement of the action or claim, Schroder Management will be entitled to participate in and, to the extent that it wishes to do so, to assume the defense of the action or claim with counsel satisfactory to it. If Schroder Management decides to assume the defense of the action, Schroder Management will not be liable to the Vanguard Indemnified Party for any legal or other expenses subsequently incurred by the Vanguard Indemnified Party in connection with the defense of the action or claim other than: (i) reasonable costs of investigation or the furnishing of documents or witnesses and (ii) all reasonable fees and expenses of separate counsel to the Vanguard Indemnified Party if the Vanguard Indemnified Party has concluded reasonably that representation of Schroder Management and the Vanguard Indemnified Party would be inappropriate as a result of actual or potential differing interests between them in the conduct of the defense of such action.

     9.4 (a) The Vanguard Group will indemnify and hold harmless the Schroder Trust, the Selling Fund, Schroder Management, their directors, officers, employees and affiliates (each, a "Schroder Indemnified Party") from and against any and all damages (including reasonable attorney's fees and costs) incurred by any of them as a result of any breach or failure of the Vanguard Trust's representations or warranties under this Agreement, or as a result of any willful misconduct or gross negligence by the Vanguard Trust in the performance (or failure to perform) of the Vanguard Trust's obligations under this Agreement.

     (b) The Vanguard Group's agreement to indemnify a Schroder Indemnified Party pursuant to this paragraph 9.4 is expressly conditioned upon The Vanguard Group's being promptly notified of any action or claim brought against any Schroder Indemnified Party after that party receives notice of the action. The failure of a Schroder Indemnified Party to notify The Vanguard Group will not relieve The Vanguard Group from any liability that The Vanguard Group may have otherwise than on account of this indemnification agreement.

     (c) In case any action or claim is brought against any Schroder Indemnified Party and that party timely notifies The Vanguard Group of the commencement of the action or claim, The Vanguard Group will be entitled to participate in and, to the extent that it wishes to do so, to assume the defense of the action or claim with counsel satisfactory to it. If The Vanguard Group decides to assume the defense of the action, The Vanguard Group will not be liable to the Schroder Indemnified Party for any legal or other expenses subsequently incurred by the Schroder Indemnified Party in connection with the defense of the action or claim other than: (i) reasonable costs of investigation or the furnishing of documents or witnesses and (ii) all reasonable fees and expenses of separate counsel to the Schroder Indemnified Party if the Schroder Indemnified Party has concluded reasonably that representation of The Vanguard Group and the Schroder Indemnified Party would be inappropriate as a result of actual or potential differing interest between them in the conduct of the defense as a result of the action.


                                    ARTICLE X

     Entire Agreement; Survival of Representations, Warranties and Covenants
     -----------------------------------------------------------------------

     10.1 The Vanguard Trust and the Schroder Trust agree that neither of them has made any representation, warranty or covenant not set forth in this Agreement and that this Agreement represents the entire agreement among them.

     10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered in accordance with its terms will survive the consummation of the transactions contemplated under this Agreement.

                                   ARTICLE XI

                                   Termination
                                   -----------

     11.1 This Agreement may be terminated at any time at or prior to the Closing Date by: (i) mutual agreement of the Schroder Trust and the Vanguard Trust; (ii) the Schroder Trust, in the event the Vanguard Trust has, or the Vanguard Trust in the event the Schroder Trust has, materially breached any representation, warranty or agreement contained in this Agreement to be performed at or prior to the Closing Date; or (iii) the Schroder Trust, or the Vanguard Trust in the event a condition included in this Agreement expressed to be precedent to the obligations of the terminating party or parties has not been met and it reasonably appears that it will not or cannot be met.

     11.2 In the event of any such termination, the Vanguard Trust or the Schroder Trust, or their respective directors or officers, will not be liable to the other party or parties.


                                   ARTICLE XII

                                   Amendments
                                   ----------

     This Agreement may be amended, modified or supplemented in writing in such manner as may be mutually agreed upon by the authorized officers of the Vanguard Trust and the Schroder Trust; provided, however, that following the meeting of the Selling Fund's shareholders called pursuant to paragraph 5.2 of this Agreement, no amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Selling Fund's Shareholders under this Agreement to the detriment of the shareholders without their further approval.


                                  ARTICLE XIII

                                     Notices
                                     -------

     13.1 Any notice, report, statement or demand required or permitted by any provisions of this Agreement will be in writing and given by prepaid telegraph, telecopy, or certified mail as follows:

              If to the Vanguard Trust, at:

              Vanguard Whitehall Funds
              P.O. Box 2600
              Valley Forge, PA 19482
              Attention:  Joel M. Dickson
              Telephone: 610-669-5846
              Facsimile:  610-503-5855

              With a copy to:

              Morgan, Lewis & Bockius LLP
              1701 Market Street
              Philadelphia, PA 19103-2921
              Attention: Timothy W. Levin, Esq.
              Telephone: 215-963-5037
              Facsimile: 215-963-5299

              If to the Schroder Trust, at:

              Schroder Capital Funds (Delaware)
              875 Third Avenue
              22nd Floor
              New York, New York 10022
              Attention: Catherine A. Mazza
              Telephone: 212-641-3889
              Facsimile: 212-641-3897

              With a copy to:
              Ropes & Gray
              One International Place
              Boston, MA 02110
              Attention: Timothy W. Diggins, Esq.
              Telephone: 617-951-7389
              Facsimile: 617-951-7050


                                   ARTICLE XIV

   Headings; Counterparts; Governing Law; Assignment; Limitation of Liability
   --------------------------------------------------------------------------

     14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and will not affect in any way the meaning or interpretation of this Agreement.

     14.2 This Agreement may be executed in any number of counterparts, each of which will be deemed an original.

     14.3 This Agreement shall be governed by and construed in accordance with the laws (without giving effect to the conflicts-of-law principles thereof) of the Commonwealth of Pennsylvania.

     14.4 This Agreement will bind and inure to the benefit of the parties to the Agreement and their respective successors and assigns, but no assignment or transfer of the Agreement or of any rights or obligations under the Agreement may be made by either party without the written consent of the other party.

Nothing expressed or implied in this Agreement is intended or may be construed to confer upon or give any person, firm or corporation, other than the parties to the Agreement and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     14.5 The Schroder Trust is executing this Agreement solely on behalf of the Selling Fund. References to the "Schroder Trust" shall be construed to refer solely to the Schroder Trust acting on behalf of the Selling Fund, and no liability shall accrue to the Schroder Trust generally or to any other fund in respect of this Agreement or any of the obligations hereunder, and each of the parties will look only to the assets of the Selling Fund for satisfaction of any obligation or liability arising under or in respect of this Agreement.

     Notice is hereby given that this instrument is executed on behalf of the Trustees of the Schroder Trust as Trustees and not individually, and that the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers, or shareholders individually but are binding only upon the assets and property of the Selling Fund.

     14.6 The Vanguard Trust is executing this Agreement solely on behalf of the Acquiring Fund. References to the "Vanguard Trust" shall be construed to refer solely to the Vanguard Trust acting on behalf of the Acquiring Fund, and no liability shall accrue to the Vanguard Trust generally or to any other fund in respect of this Agreement or any of the obligations hereunder, and each of the parties will look only to the assets of the Acquiring Fund for satisfaction of any obligation or liability arising under or in respect of this Agreement.

     Notice is hereby given that this instrument is executed on behalf of the Trustees of the Vanguard Trust as Trustees and not individually, and that the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers, or shareholders individually but are binding only upon the assets and property of the Acquiring Fund.


                                    * * * * *

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement and Plan of Reorganization to be executed as of the date first set forth herein.


SCHRODER CAPITAL FUNDS (DELAWARE)           VANGUARD WHITEHALL FUNDS


-----------------------------------         ------------------------------------
Signature             Date                  Signature                 Date

-----------------------------------         ------------------------------------
Print Name            Title                 Print Name                Title



SCHRODER INVESTMENT MANAGEMENT              THE VANGUARD GROUP (as to the
NORTH AMERICA INC. (as to the               provisions of provisions of
Paragraphs 9.2 and 9.3 only)                Paragraphs 9.2 and 9.4 only)

-----------------------------------         ------------------------------------
Signature             Date                  Signature                 Date

-----------------------------------         ------------------------------------
Print Name            Title                 Print Name                Title